Exhibit 14
                                                                      ----------
PRICEWATERHOUSECOOPERS  PWC
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    950 Seventeenth Street
                                                    Suite 2500
                                                    Denver CO 80202
                                                    Telephone (303) 893 8100



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated September 4, 1998 relating to the financial statements and financial highlights appearing in the July 31, 1998 Annual Report to Shareholders of INVESCO Balanced Fund (one of the portfolios constituting INVESCO Multiple Asset Funds, Inc.) and our report dated September 4, 1998 relating to the financial statements and financial highlights appearing in the July 31, 1998 Annual Report to Shareholders of INVESCO Multi-Asset Allocation Fund (one of the portfolios constituting INVESCO Multiple Asset Funds, Inc.), which are also incorporated by reference into the Statement of Additional Information.

We also  consent  to the  incorporation  by  reference  of our  report  into the
Prospectus of INVESCO Balanced Fund dated December 1, 1998, and the incorporation by reference of our report in the Prospectus of INVESCO Multi-Asset Allocation Fund dated December 1, 1998, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Balanced Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Balanced Fund both dated December 1, 1998. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Multi-Asset Allocation Fund and to the reference to us under heading "Financial Highlights" in the Prospectus of INVESCO Multi-Asset Allocation Fund both dated December 1, 1998.

We also consent to the reference to us under the heading "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
January 21, 1999